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News Release Hewlett Packard Enterprise provides outlook that will further accelerate shareholder value at HPE Securities Analyst Meeting 2023

•HPE highlights successful pivot to higher-growth, higher-margin markets that has enhanced shareholder value
•HPE anticipates greater growth prospects at the edge, in hybrid cloud, and with AI, and is investing to further increase recurring revenue and long-term profit
•HPE intends to increase shareholder capital return over the next three years

NEW YORK – October 19, 2023 – Hewlett Packard Enterprise (NYSE: HPE) today hosted its Securities Analyst Meeting (“SAM”) at the New York Stock Exchange, where Antonio Neri, HPE president and CEO, and Jeremy Cox, senior vice president and interim CFO, provided the financial outlook for fiscal year 2024. Together with other members of the management team, they illustrated how the expansion of the software- and services-rich portions of HPE’s portfolio will continue to accelerate value for shareholders over the next three years.
Neri detailed the company’s winning strategy and financial progress, which has established HPE as the leading edge-to-cloud company.

“With a growing addressable market, a proven strategy, and a differentiated portfolio, HPE is in a strong competitive position,” said Antonio Neri, president and CEO. “HPE’s strategy is aligned to significant market trends around edge, hybrid cloud and AI – all of which create profitable market expansion opportunities that we expect will fuel our growth. As we unlock greater growth from these markets, our investors are poised to share in higher returns.”

HPE is successfully shifting its portfolio to higher-growth, higher-margin businesses, increasing its long-term profitability potential. When combined, HPE’s largest growth businesses – Intelligent Edge, HPC & AI, and the company’s future Hybrid Cloud segment – are expected to exceed 50% of the company’s total segment revenue by fiscal year 2026. The company is continuing to invest in these areas to increase recurring revenue and further expand margins. HPE expects to increase its total addressable market1 by nearly $100 billion over a four-year period to more than $340 billion, led by a larger market in AI.

Sustaining HPE’s Momentum at the Edge and in Networking

HPE’s Intelligent Edge segment is a critical part of the company’s portfolio. Nearly $6 billion has been invested in the HPE Aruba Networking business since Neri became CEO in 2018. The company continues to grow its offerings in security, private 5G, and data-center networking.

On track to be a $5 billion annual business in HPE’s fiscal year 2023, Intelligent Edge is primed to have the highest profitability of any HPE business segment. HPE seeks to sustain growth in this segment by gaining market share in key high-growth, margin-rich areas, ultimately accelerating shareholder value.

Scaling Leading Hybrid Cloud Offering to Become Large, Enduring Growth Engine

HPE elaborated on its forthcoming Hybrid Cloud segment, which was previously announced in September and will become operative starting on November 1, 2023. The new segment will enable greater focus, faster execution, and more efficiencies when it combines all Storage and Compute aaS offerings, inclusive of HPE GreenLake Private Cloud and Software solutions. The simplified operating model will also deliver a superior, cloud-native experience for HPE's customers and partners.

Customers are adopting HPE’s market-leading offerings as the company’s portfolio continues to grow, expanding beyond infrastructure into new, higher-growth markets such as infrastructure software. HPE offers one of the most differentiated customer value propositions among its competitors, including cloud providers.

This year, the company added new cloud-native offerings and capabilities to its HPE GreenLake platform. HPE GreenLake is helping to expand gross margins, with software and services comprising nearly 70% of the ARR2 mix as of the end of fiscal year 2023's third quarter. Proving a viable alternative to public cloud, HPE plans to be the world’s top provider of hybrid cloud as HPE GreenLake accelerates its growth momentum.

Capturing AI Market Growth Opportunity with Differentiated, Margin-Rich Solutions

HPE is seeing a huge demand shift in AI as customers realize the fundamental potential of the technology to deliver business transformation. The company recognizes the AI market will be driven by compute, data-intensive workloads, and the need for specialized architecture, and thus, is targeting three areas: supercomputing, AI infrastructure, and AI platform software.

HPE believes it is differentiated from its competition in the ability to capture significant value from the growing AI market through its IP, trusted expertise, and long-term sustained market leadership in supercomputing.

With strategic investments in AI, including HPE’s full-stack AI-native architecture, the company anticipates profitable growth in the next fiscal year as its AI business scales.

Bringing value across HPE portfolio to customers and shareholders through Compute

HPE’s strong competitive position in the Compute market produces cash flow to invest in the business and deliver capital return to shareholders. Demand for Compute includes cloud repatriation, new edge workloads, telco sector and service provider needs, and the emerging and growing call for AI-inferencing.

Gaining competitive advantage with HPE Financial Services

HPE Financial Services creates smarter IT lifecycle solutions through offerings that combine insights, financial expertise, and a deep-rooted focus on sustainable IT. The company expects higher demand from customers as they put more emphasis on finding ways to accelerate sustainability goals through HPE services and circular economy solutions.

Long-Term Financial Profile

HPE provided its long-term financial model for fiscal year 2024 through fiscal year 2026. HPE projects revenue growth of 2% to 4% in constant currency and a compounded annual growth rate for annualized revenue run-rate of 35% to 45%.

The company will continue to follow a disciplined, returns-based capital allocation framework, which balances capital returns to shareholders and share repurchases with balanced investments for growth while retaining its investment-grade credit rating.

The company also expressed its intent to target returning 65% to 75% of free cash flow to shareholders over the next three years. HPE’s recent historical target return rate has been between 50% and 60%.

FY24 Outlook

HPE expects fiscal year 2024 financial results to continue the momentum from fiscal year 2023 and deliver sustainable, profitable growth. The company forecasts its revenue growth to be 2% to 4%, in constant currency, with the effects of foreign exchange expected to be a 50-to-100-basis-point headwind. GAAP operating profit growth is forecasted to be 15% to 21%, and non-GAAP operating profit growth is forecasted to be approximately 3% to 5% year-over-year. This excludes costs of approximately $0.8 billion primarily related to stock-based compensation expense, transformation costs, amortization of intangible assets, and acquisition, disposition, and other related charges.

The company expects non-GAAP other income & expense of approximately $300 million to be a net expense for the full year, excluding any contributions from H3C. The company expects a structural non-GAAP tax rate of 15% based on current tax laws.

HPE is expecting fiscal year 2024 GAAP diluted net earnings per share (“EPS”) of $1.83 to $2.03 and non-GAAP diluted net EPS of between $1.82 and $2.02. The non-GAAP diluted net EPS outlook excludes after-tax costs of approximately one cent per share related primarily to stock-based compensation, amortization of intangible assets, acquisition, disposition and other related charges, structural tax rate adjustment, transformation costs, and adjustments for the sale of H3C. HPE expects fiscal year 2024 free cash flow to be $1.9 billion to $2.1 billion.3

The company is targeting an 8% increase in its dividend per share for fiscal 2024.4

FY23 Expectations

HPE forecasts revenue to grow 4% to 6%, in constant currency, with the effects of foreign exchange expected to be approximately a 300-basis-point headwind for the year. Fiscal 2023 GAAP operating profit growth is to be approximately 163% and non-GAAP operating profit growth is to be approximately 4%. This excludes costs of approximately $1.1 billion primarily related to stock-based compensation, transformation costs, amortization of intangible assets, and acquisition, disposition, and other related charges. Both operating profit growth forecasts are below earlier expectations.

Fiscal year 2023 GAAP diluted net EPS is forecasted to be in the range of $1.35 to $1.39, and non-GAAP diluted net EPS is forecasted to be in the range of $2.11 and $2.15. Fiscal 2023 non-GAAP diluted net EPS excludes after-tax costs of approximately $0.76 per share primarily related to stock-based compensation expense, transformation costs, amortization of intangible assets, acquisition, disposition and other related charges, and structural tax rate adjustments. Fiscal year 2023 free cash flow is expected to be between $1.9 billion and $2.1 billion.3

Webcast Details

A recording of today’s SAM webcast event, along with executives’ presentations and related materials, will be available on the HPE Investor Relations website at https://www.hpe.com/investor/SAM2023.

This press release contains only a summary of some of the information presented at today’s event and should be read in conjunction with the management presentations and related materials made available on that website.

1 HPE’s total addressable market (“TAM”) opportunity spans the impacts of the mega-trends we believe are shaping the IT industry, including at the edge, hybrid cloud, and artificial intelligence. For more information, please refer to the 2023 Securities Analyst Meeting presentation.

2 Annualized Revenue Run-Rate (“ARR”) is a financial metric used to assess the growth of the Consumption Services offerings. ARR represents the annualized revenue of all net HPE GreenLake edge-to-cloud platform services revenue, related financial services revenue (which includes rental income from operating leases and interest income from finance leases), and software-as-a-Service, software consumption revenue, and other as-a-Service offerings, recognized during a quarter and multiplied by four. We use ARR as a performance metric. ARR should be viewed independently of net revenue and is not intended to be combined with it.

3 Hewlett Packard Enterprise provides certain guidance on a non-GAAP basis. Hewlett Packard Enterprise is unable to provide a reconciliation to the most directly comparable GAAP financial measure without unreasonable efforts, as the Company cannot predict some elements that are included in such directly comparable GAAP financial measure. These elements could have a material impact on the Company’s reported GAAP results for the guidance period.

4 Subject to HPE Board of Directors approval.

About Hewlett Packard Enterprise
Hewlett Packard Enterprise (NYSE: HPE) is the global edge-to-cloud company that helps organizations accelerate outcomes by unlocking value from all of their data, everywhere. Built on decades of reimagining the future and innovating to advance the way people live and work, HPE delivers unique, open and intelligent technology solutions as a service. With offerings spanning Cloud Services, Compute, High Performance Computing & AI, Intelligent Edge, Software, and Storage, HPE provides a consistent experience across all clouds and edges, helping customers develop new business models, engage in new ways, and increase operational performance. For more information, visit: www.hpe.com.

Media Contact:
Laura Keller
laura.keller@hpe.com

Investor Contact:
Jeff Kvaal
investor.relations@hpe.com

Use of non-GAAP financial information and key performance metrics
To supplement Hewlett Packard Enterprise’s condensed consolidated financial statement information presented on a generally accepted accounting principles (“GAAP”) basis, Hewlett Packard Enterprise provides forecasts of certain financial measures, including net revenue on a constant currency basis, including at the business segment level, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating profit, non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share and free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, where available, are included in this release or the slides presented at the 2023 Securities Analyst Meeting, which will be available for a period of one year thereafter at www.hpe.com/investor/SAM2023. Hewlett Packard Enterprise provides certain guidance on a non-GAAP basis only, as the company cannot reasonably predict some elements that are included in reported GAAP results. Refer to the discussion of non-GAAP financial measures below for more information. In addition, an explanation of the ways in which Hewlett Packard Enterprise’s management uses these non-GAAP measures to evaluate its business, the substance behind Hewlett Packard Enterprise’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which Hewlett Packard Enterprise’s management compensates for those limitations, and the substantive reasons why Hewlett Packard Enterprise’s management believes that these non-GAAP measures provide useful information to investors is included under “Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise” below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, gross profit, gross profit margin, operating profit (earnings from operations), operating profit growth, operating profit margin (earnings from operations as a percentage of net revenue), net earnings, diluted net earnings per share, other income and expenses, and cash flow from operations prepared in accordance with GAAP.
Use and economic substance of non-GAAP financial measures used by Hewlett Packard Enterprise
Hewlett Packard Enterprise’s management uses these non-GAAP financial measures for purposes of evaluating Hewlett Packard Enterprise’s historical and prospective financial performance, as well as Hewlett Packard Enterprise’s performance relative to its competitors. Hewlett Packard Enterprise’s management also uses these non-GAAP measures to further its own understanding of Hewlett Packard Enterprise’s segment operating performance. Hewlett Packard Enterprise believes that excluding certain items - from these non-GAAP financial measures allows Hewlett Packard Enterprise’s management to better understand Hewlett Packard Enterprise’s consolidated financial performance in relation to the operating results of Hewlett Packard Enterprise’s segments, as Hewlett Packard Enterprise’s management does not believe that the excluded items are reflective of ongoing operating results.
Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures may have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of Hewlett Packard Enterprise’s results as reported under GAAP.
Compensation for limitations associated with use of non-GAAP financial measures
Hewlett Packard Enterprise compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only as supplement. Hewlett Packard Enterprise also provides a reconciliation of each non-GAAP financial measures to its most directly comparable GAAP measure in this release or in other written materials that include these non-GAAP financial measures, and Hewlett Packard Enterprise encourages investors to review those reconciliations carefully.
Usefulness of non-GAAP financial measures to investors
Hewlett Packard Enterprise believes that providing forecasts of revenue on a constant currency basis, non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating profit, non-GAAP operating profit growth, non-GAAP measure of other income and expenses, non-GAAP income tax rate, non-GAAP diluted net earnings per share, and free cash flow financial measures to investors, in addition to certain related GAAP measures, provides investors with greater transparency to the information used by Hewlett Packard Enterprise’s management in its financial and operational decision making and allows investors to see Hewlett Packard Enterprise’s results “through the eyes” of management. Hewlett Packard Enterprise further believes that providing this information better enables Hewlett Packard Enterprise’s investors to understand Hewlett Packard Enterprise’s operating performance and financial condition and to evaluate the efficacy of the methodology and information used by Hewlett Packard Enterprise’s management to evaluate and measure such performance and financial condition. Disclosure of these non-GAAP financial measures also facilitates comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.
Forward-looking statements
This press release contains forward-looking statements that involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise and its consolidated subsidiaries (“Hewlett Packard Enterprise”) may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe”, “expect”, “anticipate”, "guide", “optimistic”, “intend”, “aim”, “will”, "estimates", “may”, “could”, “should” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any anticipated financial or operational benefits associated with the forthcoming segment realignment, any projections, estimations, or expectations of addressable markets and their sizes, revenue (including annualized revenue run rate), margins, expenses (including stock-based compensation expenses), investments, net earnings, net earnings per share, cash flows, liquidity and capital resources, inventory, goodwill, impairment charges, order book, share repurchases, currency exchange rates, or other financial items; any projections or estimations of future orders, including as-a-service orders; any projections of the amount, execution, timing, and results of any transformation or impact of cost savings or restructuring plans, including estimates and assumptions related to the anticipated benefits, cost savings, or charges of implementing such transformation and restructuring plans; any statements of the plans, strategies, and objectives of management for future operations, as well as the execution and consummation of corporate transactions or contemplated acquisitions and dispositions (including disposition of our H3C shares and the receipt of proceeds therefrom), research and development expenditures, and any resulting benefit, cost savings, charges, or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements concerning technological and market trends, the pace of technological innovation, and adoption of new technologies, including artificial intelligence and products and services offered by Hewlett Packard Enterprise; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and our financial performance, including but not limited to demand for our products and services and financial sector volatility, and our actions to mitigate such impacts on our business; any statements of expectation or belief, including those relating to future guidance and the financial performance of Hewlett Packard Enterprise; and any statements of assumptions underlying any of the foregoing.
Risks, uncertainties, and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to financial sector volatility, supply chain constraints, the inflationary environment, the use and development of artificial intelligence, the ongoing conflict between Russia and Ukraine, and tensions between China and the U.S.; the need to effectively manage third-party suppliers and distribute Hewlett Packard Enterprise’s products and services; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise’s international operations (including from public health problems, such as pandemics or epidemics, and geopolitical events, such as those mentioned above); the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends (including the desirability of a unified hybrid-cloud offering); the execution of Hewlett Packard Enterprise's ongoing transformation and mix shift of its portfolio of offerings, the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events such as those mentioned above; the hiring and retention of key employees; the execution, integration, consummation, and other risks associated with business combination, disposition, and investment transactions; the impact of changes to privacy, cybersecurity, environmental, global trade, and other governmental regulations; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; impact of company policies and related compliance; utility of segment realignments; allowances for recovery of receivables and warranty obligations; provisions for, and resolution of pending investigations, claims, and disputes; the impacts of the Inflation Reduction Act of 2022 and related guidance or regulations; and other risks that are described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission.
As in prior periods, the financial information set forth in this press release, including tax-related items, reflects estimates based on information available at this time. While Hewlett Packard Enterprise believes these estimates to be reasonable, these amounts could differ materially from reported amounts in the Hewlett Packard Enterprise Annual Report on Form 10-K for the fiscal year ended October 31, 2023. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.